UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 07, 2013 (Date of earliest event reported)
ARC Document Solutions, Inc. (Exact name of registrant as specified in its charter)

STATE OF DELAWARE (State or other jurisdiction of incorporation)	001-32407 (Commission File Number)	20-1700361 (IRS Employer Identification Number)

1981 N. Broadway (Address of principal executive offices)		94596 (Zip Code)
(925) 949-5114 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 7, 2013, ARC Document Solutions, Inc. (the "Company") issued a press release reporting its financial results for the first quarter 2013. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 3, 2013, the Company held its 2013 annual meeting of stockholders. A total of 46,257,765 shares of the Company's common stock were entitled to vote as of March 4, 2013, which was the record date for the annual meeting. There were 41,257,765 shares present in person or by proxy at the annual meeting. Set forth below are the matters voted upon by the Company's stockholders at the 2013 annual meeting and the final voting results of each such proposal.

Proposal No. 1-Election of Directors

The shareholders elected seven directors, each to serve a one-year term until the Company's next annual meeting of stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

                                    For         Withheld      Broker Non-Votes
                                 ----------    ---------      ----------------
Kumarakulasingam Suriyakumar     34,947,099      911,905          5,497,435
Thomas J. Formolo                34,822,595    1,036,409          5,497,435
Dewitt Kerry McCluggage          34,809,516    1,049,488          5,497,435
James F. McNulty                 34,809,316    1,049,688          5,497,435
Mark W. Mealy                    35,145,692      713,312          5,497,435
Manuel Perez de la Mesa          34,822,185    1,036,819          5,497,435
Eriberto R. Scocimara            35,143,582      715,422          5,497,435
Proposal No. 2-Ratification of the Appointment of Independent Auditors for Fiscal Year 2013

The Company's stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2013. The results of the vote were as follows:

   For             Against    Abstain
   ----------      -------    -------
   41,310,830      40,097      5,512
Brokers were permitted to cast stockholder non-votes at their discretion on this proposal.

Proposal No. 3 - Non-Binding Advisory Vote on Executive Compensation

The Company's stockholders approved, on a non-binding advisory basis, the compensation paid to the Company's named executive officers for fiscal year 2012, as disclosed in the Company's 2013 proxy statement. The results of the non-binding advisory vote were as follows:

   For             Against    Abstain   Broker Non-Votes
   ----------      -------    -------   ----------------
   34,876,536      873,993    108,475     5,497,435
Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of ARC Document Solutions, Inc. dated May 07, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 07, 2013	ARC DOCUMENT SOLUTIONS By: /s/ Kumarakulasingam Suriyakumar Kumarakulasingam Suriyakumar Chief Executive Officer and President

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ARC Document Solutions, Inc. dated May 07, 2013